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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

        Pursuant to section 13 or 15(d) of THE SECURITIES
                      EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      May 3, 1994

                        ARBOR PROPERTY TRUST
       (Exact name of registrant as specified in charter)

      Delaware                 1-12412                   23-2740383
(State or other juris-    (Commission File Number)     (IRS Employer
diction of incorporation)                           Identification No.)

Suite 800, One Tower Bridge, W. Conshohocken, PA           19428
   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    215-941-2992

                       EQK GREEN ACRES TRUST
 (Former name or former address, if changed since last report.)

                           Page 1 of 5

                  Exhibit Index Appears on Page 4
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Item 5. Other Events

  On May 3, 1994, pursuant to an amendment to the Certificate of Trust approved by the Managing Trustees and filed with the Secretary of State of the State of Delaware, EQK Green Acres Trust changed its name to Arbor Property Trust.
Trading will begin under the new name on the New York Stock Exchange on May 16, 1994 under the symbol ABR. Attached as Exhibit 99.1 is a press release dated
May 5, 1994 relating to the name change.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits

  99.1  Press Release dated May 5, 1994.

                           Page 2 of 5

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                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARBOR PROPERTY TRUST

Date: May 3, 1994              By: /s/ Myles H. Tanenbaum
                                   Name:  Myles H. Tanenbaum
                                   Title:  President and CEO

                           Page 3 of 5
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                         EXHIBIT INDEX

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
Exhibit                                              Sequentially
Number                                              Numbered Page
99.1    Press Release dated May 5, 1994                         5

                           Page 4 of 5